SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            TLC THE LASER CENTER INC.
                            -------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            __________________________________

      2)    Aggregate number of securities to which transaction applies:
            __________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            __________________________________

      4)    Proposed maximum aggregate value of transaction:
            __________________________________

      5)    Total fee paid:__________________________________

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:__________________________________

      2)    Form, Schedule, or Registration Statement No.:_____________________

      3)    Filing Party:__________________________________

      4)    Date Filed:__________________________________

                            TLC THE LASER CENTER INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the "Meeting") of TLC The Laser Center Inc. (the "Corporation") will be held at the Toronto Stock Exchange Conference Center, 2 First Canadian Place, Toronto, Ontario, on October 30, 1998, at the hour of 10:00 a.m. (Toronto time) for the following purposes:

1. to receive the financial statements of the Corporation for the fiscal year ended May 31, 1998 together with the report of the auditors thereon;

2. to elect seven directors for the respective terms stated in the accompanying management information circular;

3. to appoint Ernst & Young as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. to transact such further or other business as may properly come before the Meeting or any adjournment thereof.

The Corporation has fixed the close of business on September 21, 1998 as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof. The accompanying management information circular provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

DATED at Mississauga, Ontario, September 25, 1998.

                                                By Order of the Board of
                                                Directors

                                                John F. Riegert

                                                John F. Riegert
                                                Secretary

If you are not able to be present at the Meeting, please exercise your right to vote by signing and returning the enclosed form of proxy to CIBC Mellon Trust Company, Proxy Dept., 320 Bay Street, P.O. Box 1, Toronto, Ontario M5H 4A6 so as to arrive not later than the close of business on October 28, 1998 or, if the Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

                                   TLC [LOGO]

                          TLC THE LASER CENTER INC.(R)

                                ----------------
                                SEE THE BEST(SM)
                                ----------------

                            TLC THE LASER CENTER INC.

                        MANAGEMENT INFORMATION CIRCULAR

                           GENERAL PROXY INFORMATION

Solicitation of Proxies

      The information contained in this management information circular ("Circular") is furnished in connection with the solicitation of proxies to be used at the annual and special meeting of shareholders (the "Meeting") of TLC The Laser Center Inc. (the "Corporation" or "TLC") to be held on October 30, 1998 at 10:00 a.m. (Toronto time) at the Toronto Stock Exchange Conference Center, 2 First Canadian Place, Toronto, Ontario, and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting. It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally by employees of the Corporation, without additional remuneration. The Corporation will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals. The solicitation of proxies by this circular is being made by or on behalf of the management of the Corporation and the total cost of the solicitation will be borne by the Corporation. The information contained herein is given as at September 21, 1998, except where otherwise noted. This Circular and the accompanying annual report to shareholders was first sent or given to shareholders on or about September 28, 1998.

Appointment of Proxies

      The persons named in the enclosed form of proxy are representatives of management of the Corporation and are directors or officers of the Corporation. A shareholder who wishes to appoint some other person (who need not be a shareholder of the Corporation) to represent such shareholder at the Meeting may do so by inserting such person's name in the blank space provided in the form of proxy. To be valid, proxies must be deposited with CIBC Mellon Trust Company, Proxy Dept., 320 Bay Street, P.O. Box 1, Toronto, Ontario M5H 4A6 not later than the close of business on October 28, 1998 or, if the Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

Non-Registered Shareholders

      Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, shares of the Corporation beneficially owned by a person (a "Non-Registered Holder") are registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (or CDS)) of which the Intermediary is a participant. In accordance with the requirements of National Policy Statement No. 41 of the Canadian Securities Administrators, the Corporation has distributed copies of the Notice, this Circular and the form of proxy (collectively, the "meeting materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders of common shares.

      Intermediaries are required to forward the meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the meeting materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive meeting materials will either:

      (a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deliver it to the secretary of the Corporation, as applicable, as set out above under "General Proxy Information - Appointment of Proxies"; or

      (b) more typically, be given a form of proxy which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow. Typically, the Non-Registered Holder will also be given a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

      In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Should a Non-Registered Holder who receives either form of proxy wish to vote at the Meeting in person, the Non-Registered Holder should strike out the persons named in the proxy and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Revocation of Proxies

      In addition to revocation in any other manner provided by law, a shareholder who has given a proxy may revoke the proxy (a) by completing and signing a proxy bearing a later date and depositing it as aforesaid; or (b) by depositing an instrument in writing executed by the shareholder or the shareholder's attorney authorized in writing (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the chairman of the Meeting on the day of the Meeting or any adjournment thereof.

      A Non-Registered Holder may revoke a proxy authorization form (voting instructions) or a waiver of the right to receive meeting materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a proxy authorization form (voting instructions) or of a waiver of the right to receive materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

Voting of Proxies

      The management representatives designated in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, such shares will be voted by the management representatives as indicated under the headings in this Circular. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting. The judge of elections will include Common Shares that are present and entitled to vote but that are withheld from voting on a particular matter for purposes of determining the presence of a quorum but not for purposes of determining the approval of any matter submitted to stockholders for a vote. If a broker indicates on a proxy that such broker does not have discretionary authority as to certain Common Shares to vote on a particular matter, such shares will be considered as present and not entitled to vote with respect to that matter.

      The enclosed form of proxy confers discretionary authority upon the management representatives designated therein with respect to amendments to or variations of matters identified in the notice of meeting and with respect to other matters which may properly come before the Meeting. At the date of this Circular, the management of the Corporation knows of no such amendments, variations or other matters.

                          VOTING SHARES AND RECORD DATE

      On September 21, 1998, the Corporation had outstanding 33,824,717 common shares (the "Common Shares"). Each registered holder of Common Shares of record at the close of business on September 21, 1998, the record date established for notice of the Meeting, will be entitled to one vote for each Common Share held by such shareholder on all matters proposed to come before the Meeting, except to the extent that such shareholder has transferred any Common Shares after the record date and the transferee of such shares establishes ownership thereof and demands, not later than 10 days before the Meeting, to be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee will be entitled to vote such shares.

                              ELECTION OF DIRECTORS

The number of directors to be elected at the Meeting is seven. The directors will be elected for various terms as provided below. It is the intention of the management representatives designated in the enclosed form of proxy to vote the Common Shares in respect of which they are appointed for the election as directors of the proposed nominees whose names are set out below, unless the shareholder who has given such proxy has directed that the Common Shares be withheld from voting. All such nominees have been directors since the dates indicated below. Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the management representatives designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. If each nominee for the Board of Directors listed below is elected, then Mr. Riegert will serve until the annual meeting of shareholders for fiscal year 1999, Messrs. Connacher, and Gourwitz and Dr. Sullins will serve until the annual meeting of shareholders for fiscal year 2000; and Messrs. Vamvakas and Rustand and Dr. Machat will serve until the annual meeting of shareholders for fiscal year 2001 or, in each case, until such director's successor is elected or appointed.

Information Regarding Nominees For Election As Directors

      The following tables sets out the name and municipality of residence of each person proposed by management of the Corporation to be nominated for election as a director, the position with the Corporation which each nominee presently holds, the principal occupation of each nominee, and the date on which each nominee was first elected or appointed director. See "Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares that are beneficially owned, directly or indirectly, or over which control or direction is exercised by each nominee.

   Name and Municipality of      Position with Corporation         Principal                       Director
   ------------------------      -------------------------         ---------                       --------
           Residence                                              Occupation                         Since
           ---------                                              ----------                         -----

Elias Vamvakas...............    President, Chief Executive     Officer of the                     May 1993
Richmond Hill, Ontario           Officer and Chairman of the    Corporation
                                 Board of Directors

Dr. Jeffery J. Machat........    Director, Co-National          Ophthalmologist                    May 1993
Richmond Hill, Ontario           Medical Director

James R. Connacher...........    Director(1)(2)                 Vice-Chairman, Gordon          January 1996
Toronto, Ontario                                                Capital Corporation
                                                                (investment bank)

John F. Riegert..............    Secretary and Director         Officer of the                    June 1995
North York, Ontario                                             Corporation

Howard J. Gourwitz...........    Director(1)(2)(3)              Attorney and                      June 1995
Bloomfield Hills, Michigan                                      Counsellor-at-Law,
                                                                shareholder of Gourwitz
                                                                and Barr, P.C.

Dr. William David Sullins, Jr.   Director and Vice-Chairman     Optometrist                       June 1995
Athens, Tennessee                of TLC's National Advisory
                                 Council(1)(2)(3)

Warren S. Rustand.............   Director  (2)(3)               Management Consultant          October 1997
Tucson, Arizona

----------

(1)   Member of the Corporation's Compensation Committee.
(2)   Member of the Corporation's Corporate Governance Committee.
(3)   Member of the Corporation's Audit Committee.

Directors And Executive Officers

      Elias Vamvakas (age 40) is the President, Chief Executive Officer and Chairman of the Board of Directors of TLC. Prior to co-founding TLC in 1993, Mr. Vamvakas was the President of E.A. Vamvakas Insurance Agencies Limited and the President of the Creative Planning Financial Group of Companies.

      Jeffery J. Machat, MD, (age 38) is the Co-National Medical Director of TLC. Prior to co-founding TLC in 1993, Dr. Machat performed laser vision correction at the Laser Eye Centre, the Toronto Laser Sight Centre, the Bochner Eye Institute and the Windsor Laser Eye Institute. Dr. Machat received his Royal College of Canada Certification in Ophthalmology in 1990. Dr. Machat was also board certified by the American Academy of Ophthalmology in 1991 and is a member of the American Society of Cataract and Refractive Surgeons and the International Society of Refractive Surgery.

      Madeline D. Walker (age 51) was appointed the Chief Operating Officer of TLC in 1996. Ms. Walker has been associated with TLC since 1993. Since 1990, she has also been the President of Mainstay Human Resources Corporation, a management consulting company.

      Frances J.K. Brotherhood (age 50) is the Executive Vice President, Secondary Care of TLC. Prior to joining TLC in April 1997, Ms. Brotherhood was the Executive Vice President and Chief Operating Officer of Beacon Eye Institute in Fort Worth, Texas from 1996 to 1997. From 1993 to 1996, she served as the Vice President, Excimer Laser Small Business Unit of Alcon Laboratories Inc. in Fort Worth, Texas and from 1986 to 1993 she was the President and General Manager of Alcon Canada Inc.

      David C. Eldridge, OD, FAAO (age 43) is the Executive Vice President, Clinical Affairs of TLC and the Chairman of the National Advisory Council. Prior to joining TLC full-time in 1997, Dr. Eldridge was an optometrist from 1978 to 1997 and was the first private practice optometrist in the United States to perform laser surgery. He served as President of the Oklahoma Chapter of the American Academy of Optometry (AAO), President of the Oklahoma Optometric Association ("OOA"), member of the OOA Board of Directors, Chairman of the OOA Education Committee, Oklahoma "Optometrist of the Year" in 1993 and is a charter member of the OOA Contact Lens Section. Dr. Eldridge is a Fellow of the American Academy of Optometry.

      Gary F. Jonas (age 53) is the Executive Vice President, Strategic Growth for TLC. Prior to joining TLC in 1997, Mr. Jonas was a founder and the Chief Executive Officer of 20/20 Laser Centers Inc. from 1993 to February 1997. From 1988 to 1993, Mr. Jonas served as the President and Chief Operating Officer of Earle Palmer Brown, an advertising agency in the United States. From 1975 to 1988, Mr. Jonas was the CEO of University Research Corporation, a health service consulting company. Mr. Jonas also is currently a director of LaserSight Technologies, Inc.

      Peter J. Kastelic, CA, (age 41) was appointed Chief Financial Officer and Treasurer of TLC in July 1997. From 1994 to 1997, Mr. Kastelic served as Vice President of Finance for the Potash Company of Canada. Prior to 1994, Mr. Kastelic held the position of Vice President and Controller of Curragh Inc., which was a mining company listed on The Toronto Stock Exchange and New York Stock Exchange.

      Ronald J. Kelly, LLB, (age 36) was appointed the Vice President, Acquisitions and General Counsel of TLC in September 1996. From 1990 to 1996, Mr. Kelly practiced law in the law firm of Siskind, Cromarty, Ivey & Dowler in London, Ontario where he practiced corporate, commercial and technology law. Mr. Kelly is a former Adjunct Professor of contract law at the University of Western Ontario.

      John F. Riegert (age 69) is the Secretary of TLC. Prior to joining TLC in June 1995, Mr. Riegert was the Chief Executive Officer of Crossroads Christian Communications Inc., a national broadcasting company, from 1992 to 1995, a private corporate consultant from 1991 to 1992, and the Vice President and Secretary-Treasurer of the Canadian Bankers' Association from 1969 to 1991.

      Henry Lynn (age 47) was appointed Executive Vice President, Information Systems of TLC in March 1998. During 1994 Mr. Lynn was Vice President Information Systems for Hawker Siddeley Canada, Inc. and from 1995 to March 1998 performed in that role for Beacon Eye Institute. Prior to 1994, Mr. Lynn was Vice President, Information Systems of Indal Ltd., a large diversified multi-plant manufacturing organization.

      Howard J. Gourwitz (age 50) has been a director of TLC since June 1995. Mr. Gourwitz has been a shareholder of the Southfield, Michigan law firm Gourwitz and Barr, P.C. since January 1993. Mr. Gourwitz specializes in the practice of corporate and tax law, estate and financial planning, and commercial planning, real estate, sports and entertainment law.

      William David Sullins, Jr., OD, (age 55) has been a director of TLC since June 1995. Dr. Sullins has been the President and Chief of Clinical Services of Athens Eye Care Clinic, P.C. since 1991. Dr. Sullins is a founding member and distinguished practitioner of National Academies of Practice, a Fellow and former member of the Admissions Committee of the American Academy of Optometry, a Fellow and Admissions Chair of the Tennessee Academy of Optometry, Adjunct Professor at the Southern College of Optometry, member Council on Optometric Education, and Past President and former Chairman of the Board of Trustees of the American Optometric Association. Dr. Sullins is a director of First Franklin Bankshares, a financial holding company, and of First National Bank and Trust Company. Dr. Sullins is a Fellow of the American Association of Optometry.

      Warren S. Rustand (age 55) has been a director of TLC since October 1997. Mr. Rustand was the Chairman and Chief Executive Officer of Rural/Metro Corporation, a U.S. public company providing ambulance and fire protection services, from 1996 to August, 1998. Mr. Rustand was Chairman and Chief Executive Officer of The Cambridge Company Ltd., a merchant banking and management consulting company, from 1987 to 1997. From 1994 to 1997, Mr. Rustand was also the Chairman of 20/20 Laser Centers, Inc. until it was acquired by TLC.

      James R. Connacher (age 61) has been a director of TLC since January 1996. Mr. Connacher has been the Vice-Chairman of Gordon Capital Corporation, a Canadian investment dealer since 1994. Mr. Connacher was the Chairman and Chief Executive Officer of Gordon Capital Corporation from 1978 to August 1994 and the Chairman and Managing Partner from August 1994 to December 1995.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the United States Securities Exchange Act of 1934, as amended, requires the Corporation's directors, certain officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "Commission"). Such, directors, officers and 10% shareholders are also required by the Commission's rules to furnish the Corporation with copies of all Section 16(a) reports they file. All of the directors and officers listed above were required to file an initial report on Form 3 following the completion of the Corporation's most recent public offering and its acquisition of BeaconEye, Inc., which transactions were completed in April 1998 because the Corporation no longer qualified as a "foreign private issuer" under applicable Commission regulations. However, because of some uncertainty regarding the Corporation's status as a "foreign private issuer" after completion of such transactions, the reporting persons delayed filing until the uncertainty was resolved. As a result, a Form 3 was filed late for each of the officers and directors listed above in the immediately preceding section of this Circular.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth, as at September 21, 1998, the security ownership of the Corporation, directly and beneficially (including vested options), by the directors and Named Executive Officers of the Corporation (see "Executive Compensation"), the directors and executive officers as a group, and each person who, to the knowledge of the directors or officers of the Corporation, beneficially owns, directly or indirectly, or exercises control or direction over Common Shares carrying more than 5% of the voting rights attached to all outstanding Common Shares of the Corporation (the "Principal Shareholders").

--------------------------------------------------------------------------------
              Name                           Number of               Percentage
                                           Common Shares             Ownership
--------------------------------------------------------------------------------
Elias Vamvakas
5600 Explorer Drive, Suite 301
Mississauga, Ontario  L4W 4Y2               3,475,932(1)(3)            10.14%
--------------------------------------------------------------------------------
Dr. Jeffery J. Machat
5600 Explorer Drive, Suite 301
Mississauga, Ontario  L4W 4Y2               4,172,500(2)(3)            12.32%
--------------------------------------------------------------------------------
James R. Connacher                             85,000(4)                    *
--------------------------------------------------------------------------------
Howard J. Gourwitz                              5,000(5)                    *
--------------------------------------------------------------------------------
Dr. W. David Sullins Jr.                       42,000(6)                    *
--------------------------------------------------------------------------------
Warren S. Rustand                              47,271                       *
--------------------------------------------------------------------------------
Frances J. K. Brotherhood                      26,000(7)                    *
--------------------------------------------------------------------------------
Gary F. Jonas                                 501,137                   1.48%
--------------------------------------------------------------------------------
Ronald J. Kelly                                26,034 (8)                   *
--------------------------------------------------------------------------------
TAL Investments Counsel, Ltd.               3,698,000                  10.93%
1000 de la Gauchetiere West
Montreal, Quebec, Canada  H3B 4W5
--------------------------------------------------------------------------------
LNG Enterprises, Inc.                       2,000,000                   5.91%
2000 Town Center, Suite 1400
Southfield, MI  48075
--------------------------------------------------------------------------------
All directors and executive                 8,607,500                  24.95%
officers as a group                      (1)(2)(3)(5)(9)
--------------------------------------------------------------------------------

      * Less than 1%

(1) Includes vested options for 456,205 shares. Shares owned by Mr. Vamvakas are held directly as to 869,727 and indirectly as to 2,150,000 by 1111881 Ontario Limited, a corporation wholly-owned by the Vamvakas Family Trust.

(2) Includes vested options for 40,207 shares. Shares owned by Dr. Machat are held directly as to 22,293 and indirectly as to 4,110,000 by 1123562 Ontario Limited, a corporation wholly-owned by the Machat Family Trust.

(3) Dr. Steven Slade holds options to acquire 50,000 of the Common Shares currently owned by Mr. Vamvakas and Dr. Machat and others, 45% by Dr. Machat, 30% by Mr. Vamvakas and 25% by other holders. The options may be exercised at a price of US$0.10 per share subject to compliance with applicable law. No additional Common Shares will be issued by the Corporation to satisfy the options, which have been granted by Mr. Vamvakas and Dr. Machat and others to induce Dr. Slade to participate in the Corporation and to serve as Co-National Medical Director of the Corporation.

(4)   Includes vested options for 5,000 shares.

(5) Includes vested options for 5,000 shares. Excludes 2,000,000 Common Shares owned by LNG Enterprises, Inc., an associate of Mr. Gourwitz.

(6)   Includes vested options for 5,000 shares.

(7)   Includes vested options for 25,000 shares.

(8)   Includes vested options for 25,000 shares.

(9) Includes aggregate vested options for 676,326 shares. Excludes 2,000,000 shares owned by LNG Enterprises, Inc. See footnote (5).

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth all compensation earned during the last three completed fiscal years by the Chief Executive Officer and the Corporation's four highest paid executive officers who were serving as executive officers at the end of the financial year ended May 31, 1998 ("Fiscal 1998") and whose annual salary and bonus exceeded C$100,000 in Fiscal 1998 (together, the "Named Executive Officers"). In the table below, and elsewhere in this Circular, references to "C$" shall mean Canadian dollars and references to "US$" shall mean United States dollars.

                                    Annual                               Long-Term
                                    Compensation                        Compensation
                                    ------------                        ------------
------------------------------------------------------------------------------------------------
                                                                                   Common Shares
    Name and                      $           ($) Salary              ($) Bonus     under Option
Principal Position    Year    Currency      June 1- May 31         June 1 - May 31       (#)(1)
------------------------------------------------------------------------------------------------
Elias Vamvakas,       1996       C               215,280                     Nil       1,000,000
Chief Executive       1997       US              235,417              250,000(2)             Nil
Officer               1998       US              260,416                     Nil             Nil
------------------------------------------------------------------------------------------------
Jeffery J. Machat,    1996       US               83,333                     Nil          25,000
Co-National           1997       US              200,000                     Nil          25,000
Medical               1998       C               773,448(3)                  Nil          15,000
Director
------------------------------------------------------------------------------------------------
Gary Jonas (4)        1997       US               67,045                     Nil             Nil
Executive Vice        1998       US              224,328                     Nil          15,000
President
Strategic
Growth
------------------------------------------------------------------------------------------------
Frances J.K.          1997       US               23,192(4)                  Nil             Nil
Brotherhood (4)       1998       US              148,115                     Nil          25,000
Executive Vice
President
Secondary
Care
------------------------------------------------------------------------------------------------
Ronald J. Kelly (4)   1997       C               150,000                     Nil          25,000
Vice-President,       1998       C               200,000                     Nil          15,000
Acquisitions
and General
Counsel
------------------------------------------------------------------------------------------------

(1)   All options vest one year after the date granted.

(2) This amount is payable to Mr. Vamvakas upon the Corporation having earned two consecutive quarters of net income.

(3) Dr. Machat became an officer of the Corporation in January 1996. Dr. Machat also performs excimer laser procedures at TLC centers for a fee of $150 per procedure payable in the same currency as paid by the patient. For fiscal 1998, in order to comply with U.S. disclosure requirements, the procedure fee has been included in the amount of salary compensation. The procedure fees were not included in previous disclosure reports under Canadian disclosure rules. Of the amount set forth above, US$200,000 constitutes the consulting fee paid by the Corporation for Dr. Machat's services as Co-National Medical Director, and the remainder constitutes procedure fees paid by patients for medical services performed by Dr. Machat at TLC clinics.

(4) Mr. Jonas, Ms. Brotherhood, and Mr. Kelly were not officers of the Corporation during Fiscal 1996 and were officers for only a portion of Fiscal 1997.

Options Granted During Fiscal 1998

      The following table sets forth the individual grants of stock options for Fiscal 1998 to the Named Executive Officers:

--------------------------------------------------------------------------------------------------------------------------
                   Common                         % of Total             Market Value
                   Shares                           Options               of Common
                    Under                         Granted to               Shares                            Value Under
                   Options                         Employees   Exercise   Underlying                         Black-Scholes
                  Granted      Date of Grant      in Fiscal    or Base    Options on                         Option Pricing
    Name            (#)             (1)             Year        Price     the Date of     Expiration Date        Model (2)
--------------------------------------------------------------------------------------------------------------------------
Dr.  Jeffery J.    15,000     December 1, 1997       2.9%      C$11.45      C$11.45       December 1, 2002       C$68,400
Machat
--------------------------------------------------------------------------------------------------------------------------
Gary Jonas         15,000     December 1, 1997       2.9%      C$11.45      C$11.45       December 1, 2002       C$68,400
--------------------------------------------------------------------------------------------------------------------------
Frances J.K.       25,000        June 20, 1997       4.8%      C$11.80      C$11.80          June 20, 2002      C$117,500
Brotherhood
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Kelly    15,000     December 1, 1997       2.9%      C$11.45      C$11.45       December 1, 2002      C$68,400
--------------------------------------------------------------------------------------------------------------------------

(1)   All options vest one year after the date of grant.

(2) Assumes: 5.26% risk-free rate of interest; dividend yield of 0%; volatility 35%; options mature in 5 years.

Aggregate Option Exercises During Fiscal 1998 and Fiscal Year-End Option
Values

      The following table sets forth all stock options exercised by the Named Executive Officers of the Corporation, the total number of shares underlying unexercised options of the Named Executive Officers and their dollar value during Fiscal 1998:



--------------------------------------------------------------------------------------------------------------------------
                                                                                      Value of Unexercised in-the-Money
                                                      Unexercised Options at           Options at Financial Year-End (C$)
                                                        Financial Year-End                         Note (1)
--------------------------------------------------------------------------------------------------------------------------
                    Common      Aggregate
                    Shares        Value
                  Acquired on    Realised
     Name          Exercise       (US$)        Exercisable     Unexerciseable      Exercisable         Unexerciseable
--------------------------------------------------------------------------------------------------------------------------
Elias Vamvakas        --            --          456,205           152,068          9,073,917            3,024,633
--------------------------------------------------------------------------------------------------------------------------
Dr.  Jeffery J.       --            --           40,207            15,000            721,217              188,250
Machat
--------------------------------------------------------------------------------------------------------------------------
Gary Jonas            --            --               --            15,000                 --              188,250
--------------------------------------------------------------------------------------------------------------------------
Frances J.K.          --            --           25,000                --            305,000                   --
Brotherhood
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Kelly       --            --           25,000            15,000            418,750              188,250
--------------------------------------------------------------------------------------------------------------------------

(1) Value is based upon the closing price of TLC's common shares on the Toronto Stock Exchange on May 31, 1998, which was C$24.00.

Employment Contracts

Mr. Elias Vamvakas

      The Corporation has entered into an employment contract with Mr. Elias Vamvakas who is the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation. The term of the agreement is three years commencing on January 1, 1996 with automatic one year renewals as agreed upon by the parties. During the initial year of the agreement, the base salary was US$225,000, which will increase by US$25,000 during each year of the initial term. Thereafter, Mr. Vamvakas' base salary will be determined by the Board of Directors but will never be less than the previous year's base salary plus fifteen percent. Mr. Vamvakas' compensation also includes a discretionary annual bonus as determined by the Board of Directors. There were no stock options or bonuses granted to Mr. Vamvakas for Fiscal 1998.

      Mr. Vamvakas' employment may be terminated for just cause (as defined in the agreement). If terminated other than for just cause, Mr. Vamvakas will be entitled to receive 24 months' base salary and bonus and shall be entitled to exercise all share options granted but not otherwise exercisable.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

Dr. Jeffery J. Machat

      The Corporation has entered into a consulting agreement with Excimer Management Corporation which corporation will make available to TLC the services of Dr. Jeffery J. Machat as a consultant relating to the business of the Corporation. Pursuant to such agreement, Dr. Machat is designated Co-National Medical Director of TLC. The term of the agreement is three years commencing on January 1, 1996. The agreement provides for an annual consulting fee in the amount of US$200,000. Dr. Machat has also entered into a surgery agreement with the Corporation pursuant to which he will perform excimer laser procedures at one or more of the Corporation's clinics and will be entitled to receive a fee of $150 per procedure performed by him payable in the same currency as paid by the patient. Dr. Machat is also entitled to receive options under the Share Option Plan as a director.

      Dr. Machat's agreement may be terminated for just cause (as defined in the agreement). If terminated other than for just cause, Dr. Machat will be entitled to receive an amount equal to two times the annual consulting fee.

      Dr. Machat's consulting agreement contains non-competition and confidentiality covenants for the benefit of the Corporation.

Ronald J. Kelly

      The Corporation has entered into a consulting agreement with Kelmar Corporation, which corporation will make available to TLC the services of Ronald
J. Kelly as a consultant relating to the business of the Corporation. Mr. Kelly has also been appointed the Vice-President Acquisitions and General Counsel of the Corporation. The agreement, which expires on December 31, 1999, provides for an annual consulting fee payable by the Corporation to Kelmar Corporation of C$200,000. The agreement entitles Mr. Kelly to participate in the Corporation's Stock Option Plan, and during Fiscal 1998, Mr. Kelly received a grant of options for 15,000 Common Shares. Kelmar's compensation also includes a discretionary annual bonus as determined by the Board of Directors. There was no bonus paid to Kelmar during Fiscal 1998.

      If the consulting agreement is terminated, other than for just cause (as defined in the agreement), Mr. Kelly shall be entitled to a payment of C$100,000.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

Gary F. Jonas

The Corporation has entered into an employment contract with Mr. Gary Jonas who is Executive Vice President for Strategic Development of the Corporation. The term of the agreement is five years commencing on September 1, 1997 with automatic one year renewals as agreed upon by the parties. During the initial year of the agreement, the base salary was US$220,000, with an annual review of salary during each year of the term. Mr. Jonas received a grant of 15,000 options under the Corporation's Stock Option Plan in Fiscal 1998, but Mr. Jonas will not participate in the Stock Option Plan for future years under the terms of his contract.

      Mr. Jonas' employment may be terminated for cause. If terminated other thn for cause, Mr. Jonas will be entitled to receive 6 months' salary and shall be entitled to exercise all vested share options granted.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

Frances J.K. Brotherhood

      The Corporation has entered into an employment contract with Ms. Frances J.K. Brotherhood who is Executive Vice President for Secondary Care of the Corporation. The agreement commenced March 31, 1997 and does not have a fixed term. During the initial year of the agreement, the base salary was US$130,000, with an annual review of salary during each year of the term.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Board of Directors is composed of Dr. Sullins, Mr. Gourwitz, and Mr. Connacher. None of the members of the Compensation Committee is an officer, employee or former officer or employee of the Corporation. Determination of the compensation of executive officers of each of the subsidiaries of the Corporation is made by the entire Board of Directors of each subsidiary. Dr. Sullins also serves as a member of the boards of directors of one or more subsidiaries of the Corporation. (See also "Interest of Insiders in Material Transactions".) The Compensation Committee meets at least annually to review the compensation paid to certain senior officers of the Corporation, including the Chief Executive Officer and to make recommendations to the entire Board with respect to such compensation.

                        REPORT ON EXECUTIVE COMPENSATION

      The Corporation's corporate philosophy on compensation is that compensation should be tied to an individual's performance and to the performance of the Corporation as a whole. TLC believes that executive officers who make a substantial contribution to the long-term success of the Corporation and its subsidiaries are entitled to participate in that success.

      The compensation of the Corporation's executive officers, including its Named Executive Officers, is comprised of three components: (i) base salary;
(ii) cash bonuses; and (iii) long-term incentives in the form of stock options. The Corporation does not have an executive pension plan.

      TLC is an emerging corporation which was incorporated in 1993 and consequently the Board of Directors has placed considerable emphasis upon the incentive of stock options in determining executive compensation in order to align the interests of the executive officers with the long-term interests of the Corporation's shareholders.

      The Share Option Plan is administered by the Board of Directors. The purpose of the Share Option Plan is to advance the interests of the Corporation by (i) providing directors, officers, employees and other eligible persons with additional incentive; (ii) encouraging stock ownership by eligible persons;
(iii) increasing the proprietary interests of eligible persons in the success of the Corporation; (iv) encouraging eligible persons to remain with the Corporation or its affiliates; and (v) attracting new employees, officers or directors to the Corporation or its affiliates. In determining whether to grant options and how many options to grant to eligible persons under the Share Option Plan, consideration is given to each individual's past performance and contribution to the Corporation as well as that individual's expected ability to contribute to the Corporation in the future.

Compensation of Chief Executive Officer

      During Fiscal 1998, Mr. Vamvakas, the President, Chief Executive Officer and Chairman of the Board of Directors of TLC, continued to provide the leadership and strategic direction that has enabled the Corporation to continue its expansion throughout Canada and the United States.

      The compensation paid to Mr. Vamvakas during Fiscal 1998, and the compensation reflected in his employment contract, are based upon comparisons with comparable positions in other companies within the same industry, as well as with the compensation levels of chief executive officers in start-up companies in the industrial technology sector. There were no stock options or bonuses granted to Mr. Vamvakas during Fiscal 1998. See "Executive Compensation
- Summary Compensation Table" and "- Employment Contracts".

        The foregoing report is submitted by the Compensation Committee.

 Dr. Jeffery J. Machat         James R. Connacher            Howard J. Gourwitz

Compensation of Directors

      Directors of the Corporation who are not executive officers of the Corporation are entitled to receive an attendance fee of $350 (C$ for Canadian resident directors and US$ for U.S. resident directors) in respect of each meeting attended. In addition, directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors and are entitled to receive options under the Share Option Plan. On December 1, 1997, non-executive members of the Board of Directors were each issued options to acquire 5,000 Common Shares at C$11.45 per share.

                                PERFORMANCE GRAPH

      The following show the cumulative total shareholder return (assuming reinvestment of dividends) over the last two fiscal years compared to the cumulative total return on the TSE 300 Index and the Nasdaq Health Services Stocks Index.

        Cumulative Total Return on $100 Investment Assuming Dividends are
                      Reinvested May 31, 1996-May 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              5/31/1996         5/31/1997         5/31/1998

TLC The Laser Center Inc.         C$100         C$172.66          C$345.324

TSE 300 Composite Index           C$100         C$124.25          C$150.10

Nasdaq Health Services Stocks    US$100          US$82.86         US$84.83

                   STATEMENT OF CORPORATE GOVERNANCE POLICIES

      The Board of Directors of TLC believes that strong corporate governance practices are essential to the well-being of the Corporation and its shareholders. Since March 1996, the Common Shares have been listed on The Toronto Stock Exchange. The By-Laws of The Toronto Stock Exchange require that this Statement of Corporate Governance Practices relate the corporate governance practices of the Board of Directors to the "Guidelines for Improved Corporate Governance" contained in the Final Report of The Toronto Stock Exchange Committee on Corporate Governance in Canada (the "TSE Report"). A description of the Corporation's corporate governance practices follows.

Mandate of the Board of Directors

      The mandate of the Board of Directors is to supervise the management of the business and affairs of the Corporation and to act with a view to the best interests of the Corporation.

Composition of the Board of Directors

      The Board of Directors is currently comprised of seven members.

      The Board of Directors believes that four directors are "unrelated" directors and the remaining three are "related" directors, within the meaning of the TSE Report. . An "unrelated" director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Corporation, other than interests and relationships arising from shareholding. The Corporation does not have a significant shareholder, since there is no person who has the ability to exercise a majority of the votes attached to the outstanding shares of the Corporation for the election of directors. There were seven meetings of the Board of Directors in Fiscal 1998. Messrs. Rustand and Connacher attended five of the seven meetings, Otherwise all directors attended all of the meetings.

Board Committees

      The Board of Directors has established three committees. The following is a brief description of each committee and its composition.

      The Audit Committee consists of three directors: Messrs. Gourwitz and Rustand and Dr. Sullins, all of whom are unrelated directors. The Audit Committee is responsible for the engagement of the Corporation's independent auditors and reviews with them the scope and timing of their audit services and any other services they are asked to perform, their report on the Corporation's accounts following the completion of the audit and the Corporation's policies and procedures with respect to internal accounting and financial controls. There were two meetings of the Audit Committee relating to Fiscal 1998.

      The Compensation Committee consists of three directors: Messrs. Connacher and Gourwitz, and Dr. Sullins, all of whom are unrelated directors. The Compensation Committee is responsible for the development of compensation policies and makes recommendations on compensation of executive officers to the Corporate Governance Committee (see below) for approval of the Board of Directors. There was one meeting of the Compensation Committee relating to Fiscal 1998.

      The Corporate Governance Committee consists of four directors: Messrs. Connacher, Rustand and Gourwitz and Dr. Sullins, all of whom are unrelated directors. The Corporate Governance Committee is responsible to the Board of Directors with respect to developments in the area of corporate governance, the practices of the Board, the nomination of Directors and the delegation of work to other committees of the Board. Although there were discussions and correspondence pertaining to the work of the Corporate Governance Committee during Fiscal 1998, there were no meetings of the Corporate Governance Committee relating to Fiscal 1998. The committee will consider nominees for the Board of Directors recommended by shareholders. Recommendations by shareholders should be submitted to the Company's Secretary and should identify the recommended nominee by name and provide detailed background information. Recommendations received by May 31, 1999 will be considered by the committee for nomination at the 1999 annual meeting of shareholders.

Shareholder Communications

      The Board of Directors places great emphasis on its communications with shareholders. Shareholders receive timely dissemination of information and the Corporation has procedures in place to permit and encourage feedback from its shareholders. TLC's senior officers are available to shareholders and, through its investor relations department, TLC seeks to provide clear and accessible information about the results of the Corporation's business and its future plans. TLC has established an investor web site on the Internet through which it makes available press releases, financial statements, annual reports, trading information and other information relevant to investors. Mr. Vamvakas may also be contacted directly by investors through the Internet.

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

      The Corporation maintains directors' and officers' liability insurance. Under this insurance coverage the insurer pays on behalf of the Corporation for losses for which the

Corporation indemnifies its directors and officers, and on behalf of individual directors and officers for losses arising during the performance of their duties for which they are not indemnified for the Corporation. The policy limit is US$25,000,000 per policy term subject to a deductible of US$100,000 per occurrence with respect to corporate indemnity provisions and US$250,000 if the claim relates to securities law claims. The total premium in respect of the directors' and officers' liability insurance for Fiscal 1998 was approximately US$368,000. The insurance policy does not distinguish between directors and officers as separate groups.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The only material transactions since the commencement of Fiscal 1998 in which any director, executive officer, Principal Shareholder or any associate or affiliate of the foregoing has or had an interest are as follows:

Mainstay Human Resources Corp.

      The Corporation has entered into a contract with Mainstay Human Resources Corp. ("Mainstay") pursuant to which the Corporation engages the services of Madeline Walker, Chief Operating Officer of the Corporation, and an employee of Mainstay. The term of the agreement is three years commencing on December 1, 1996 with automatic one year renewals as agreed upon by the parties. During the initial year of the agreement, the base compensation was C$145,000, with an increase of 10% for the second and third years of the initial term. The contract entitles Ms. Walker to participate in Corporation's Stock Option Plan, and during Fiscal 1998, Ms. Walker received a grant of options for 15,000 common shares. Mainstay's compensation also includes a discretionary annual bonus as determined by the Board of Directors. There was no bonus paid to Mainstay or Ms. Walker during Fiscal 1998.

      Mainstay's contract may be terminated for cause. If terminated other than for cause, then Mainstay or Ms. Walker will be entitled to received 90 days's notice and C$200,000 as liquidated damages and will be entitled to exercise all share options granted but not otherwise exercisable.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

      Indebtedness Of Directors, Executive Officers and Senior Officers

      No officer, director, or employee, or former officer, director or employee of the Corporation or any of its subsidiaries, or associate of any such officer, director or employee is currently or has been indebted (other than routine indebtedness) at any time during Fiscal 1998 to the Corporation or any of its subsidiaries other than as disclosed below:

---------------------------------------------------------------------------------------
                                            Largest Amount              Amount
                          Involvement     Outstanding During      Outstanding as at
   Name and Principal        of the     year ended May 31, 1998   September 21, 1998
        Position          Corporation            (C$)                  (C$)(1)
---------------------------------------------------------------------------------------
Elias Vamvakas,
Chief Executive Officer     Car Loan            51,232                      --
---------------------------------------------------------------------------------------
Madeline Walker,
Chief Operating Officer     Car Loan            30,590                  21,584
---------------------------------------------------------------------------------------

(1)   The indebtedness is secured in each case by an automobile of the officer.

                             APPOINTMENT OF AUDITORS

      It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of a resolution appointing Ernst & Young, Toronto, Ontario, as auditors of the Corporation, to hold office until the next annual meeting of shareholders, and authorizing the directors to fix the remuneration to be paid to the auditors, unless the shareholder who has given such proxy has directed that the shares be withheld from voting in the appointment of auditors. Ernst & Young have been auditors of the Corporation since 1997. If shareholders do not approve the appointment of Ernst & Young, the Board of Directors will reconsider their appointment. Representatives of Ernst & young are expected to attend the Meeting, will be provided with an opportunity to make a statement, should they desire to do so, and will be available to respond to appropriate questions from the shareholders.

                                 OTHER BUSINESS

      The Corporation knows of no other matter to come before the Meeting other than the matters referred to in the notice of meeting.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

      Any proposal of a shareholder intended to be presented at the Corporation's annual meeting of shareholders for Fiscal 1999 must be received by the Corporation's principal office not later than August 30, 1999 for inclusion in the proxy statement for that meeting.

                      AVAILABILITY OF DISCLOSURE DOCUMENTS

      The Corporation will provide any person or company, upon request to its Secretary, with a copy of:

      (i) the most recent annual information form or Form 10-K of the Corporation, which includes management's discussion and analysis of financial conditions and results of operations, together with a copy of any document or the pertinent pages of any document incorporated therein by reference;

      (ii) the comparative financial statements of the Corporation for the fiscal year ended May 31, 1998, together with the report of the auditors thereon;

      (iii) the most recent annual report of the Corporation;

      (iv) the interim financial statements of the Corporation for the periods subsequent to the end of its fiscal year; and

      (v)   this Circular.

                              DIRECTORS' APPROVAL

      The contents and sending of this Circular have been approved by the Board of Directors of the Corporation.

                                                  By Order of the Board of
                                                  Directors

                                                  /s/ John F. Riegert

                                                  John F. Riegert
                                                  Secretary
Mississauga, Canada
September 25, 1998

                            TLC THE LASER CENTER INC.
                                      PROXY
                        Annual Meeting of Shareholders of
                            TLC THE LASER CENTER INC.
                         to be held on October 30, 1998
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                          OF TLC THE LASER CENTER INC.

      The undersigned shareholder of TLC The Laser Center Inc. (the "Corporation") hereby appoints Elias Vamvakas, President and a Director of the Corporation, or, failing him, John F. Riegert, Secretary and a Director of the Corporation, or, failing him, Peter Kastelic, Chief Financial Officer of the Corporation, or instead of any of the foregoing, ___________________________, as proxy of the undersigned, to attend, vote and act for and on behalf of the undersigned at the annual meeting of shareholders of the Corporation to be held on October 30, 1998 and at all adjournments thereof, upon the following matters:

1.    TO VOTE FOR |_|1                  OR WITHHOLD |_|2
      or, if no specification is made, vote FOR the election of directors for the respective terms stated in the accompanying management information circular; provided that the undersigned wishes to withhold vote for the following directors:

      --------------------------------------------------------------------

2.    TO VOTE FOR |_|3                  OR WITHHOLD |_|4
      or if no specification is made, vote FOR the continued appointment of Ernst & Young as auditors of the Corporation and authorizing the directors to fix the remuneration of the auditors.

3. TO VOTE at the discretion of the proxy nominee on any amendments to the foregoing and on such other business as may properly come before the meeting or any adjournments thereof.

EXECUTED on the ___________________ day of _____________________, 1998


-----------------------                         --------------------------------
Number of Common Shares                         Signature of Shareholder


                                                --------------------------------
                                                Name of Shareholder
                                                (Please print clearly)

NOTES:

1. A shareholder has the right to appoint a person to represent the shareholder at the meeting other than the management representatives designated in this proxy. Such right may be exercised by inserting in the space provided the name of the other person the shareholder wishes to appoint. Such other person need not be a shareholder.
2. To be valid, this proxy must be signed and deposited with CIBC Mellon Trust Company, Proxy Dept., 320 Bay Street, P.O. Box 1, Toronto, Ontario M5H 4A6 not later than the close of business on October 28, 1998, or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.
3. If an individual, please sign exactly as your shares are registered. If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If the shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.
4. Reference is made to the accompanying notice and management information circular for further information regarding completion and use of this proxy and other information pertaining to the meeting. Before completing this proxy, non-registered holders should carefully review the section in the accompanying management information circular entitled "General Proxy Information - Non-Registered Shareholders" and should carefully follow the instructions of the securities dealer or other intermediary who sent this proxy.
5. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed by management of the Corporation.
6. If a share is held by two or more persons, any one of them present or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy, they shall vote together in respect of each share so held.